CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

FIFTH AMENDMENT TO DISTRIBUTION AGREEMENT

This Fifth Amendment to Distribution Agreement (the “Fifth Amendment”) is effective as of December 12, 2019 (the “Fifth Amendment Effective Date”), by and between Roche Diagnostics International AG, Basel Branch Diabetes Care, with offices located at Peter Merian-Weg 4, 4052 Basel, Switzerland (“Roche Diagnostics”) and Roche Diabetes Care GmbH, with offices located at Sandhofer Strasse 116, 68305 Mannheim, Germany (“Roche Diabetes” and collectively with Roche Diagnostics, “ROCHE”) and Senseonics, Incorporated, with offices located at 20451 Seneca Meadows Parkway, Germantown, MD 20876-7005, USA (“SENSEONICS”).  ROCHE and SENSEONICS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, ROCHE and SENSEONICS are parties to that certain Distribution Agreement dated May 23, 2016 (as amended, the “Agreement”), as amended from time to time including the Amendments to Distribution Agreement dated as of November 28, 2016 (the “First Amendment”),  April 11, 2018 (the “Second Amendment”),  December 20, 2018 (the “Third Amendment”) and January 31, 2019 (the “Fourth Amendment”); and

WHEREAS, the Parties desire to amend the Agreement in accordance with Section 11.11 thereof in order to reduce the Minimum Requirement for 2020;

NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Fifth Amendment, the Parties agree as follows:

The Parties agree that the table shown on page 7 of the Fourth Amendment, Exhibit 4 regarding the Minimum Requirement for 2019 – 2020 (units) shall be amended as follows:

Minimum Requirement for 2019 – 2020 (units)

	Eversense® XL Sensor Pack	Eversense® XL Smart Transmitter Pack
2019	[***]	[***]
2020	[***]	[***]

Furthermore, the Parties would like to amend Section 1.c of the Fourth Amendment, Exhibit 4 as follows:

1.c 2020 Pricing shall be [***] per Eversense XL Senor Pack.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the Parties has caused this Fifth Amendment to be executed by its duly authorized representative as of the Fifth Amendment Effective Date.

Senseonics, Incorporated

By:  _____/s/ Tim Goodnow___________

Name:_____Tim Goodnow______________

Title:______President & CEO___________

Roche Diagnostics International AG

Basel Branch Diabetes Care

By:  ___/s/ Marcel Gmeunder ________

Name:___Marcel Gmeunder___________

Title:___CEO Diabetes Care___________

By:  ____/s/ Edwin Sonnenschein ______

Name:____Edwin Sonnenschein_________

Title:____Head Legal DC______________

Roche Diabetes Care GmbH

By:  ____/s/ Edwin Sonnenschein ______

Name:____Edwin Sonnenschein_________

Title:____Head Legal DC______________

By:  ____/s/ P. Hoffman______________

Name:_____ P. Hoffman _______________

Title:_____ Head Legal DC ____________

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